CSST
Gateway to China Safety

3Q 2009 Earnings Call




Making cities safer

NYSE / Nasdaq Dubai: CSR

China Security & Surveillance Technology, Inc.

www.csst.com

Safe Harbor Statement

This presentation includes certain statements that are not descriptions of historical facts, but are forward-looking statements. Such statements include, among others, those concerning our expected financial performance and strategic and operational plans, our future operating results, our expectations regarding the market for surveillance and safety products, our expectations regarding the continued growth of the surveillance and safety market, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause our actual results to differ materially from those anticipated, expressed or implied in the forward-looking statements. These risks and uncertainties include, but not limited to, the factors mentioned in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2008, and other risks mentioned in our other reports filed with the Securities Exchange Commission, or SEC. The words "believe," "expect," "anticipate," "project," "targets," "optimistic," "intend," "aim," "will" or similar expressions are intended to identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward- looking statements. The Company assumes no obligation and does not intend to update any forward-looking statements, except as required by law.

CSST Gateway to China Safety

Convertible Notes Restructuring

Reduced Debt and Improved Capital Structure


Jul 28, 09
Signed Non-Binding Term Sheet to Restructure Outstanding Guaranteed Senior Unsecured Convertible Notes
Aug 25, 09
Raised $25.35 Million in Registered Direct Offering
Oct 2, 09
Announced Registered Direct Offering and to Repurchase $50 Million Convertible Notes
Oct 22, 09
Announced Repurchase of $50 Million Tranche A Convertible Notes
Aug 19, 09
Announced Restructuring of Outstanding Guaranteed Senior Unsecured Convertible Notes
Aug 31, 09
Announced Closing of Its $25.35 Million Registered Direct Offering
Oct 7, 09
Announced Closing of Its $58.5 Million Registered Direct Offering

CSST Gateway to China Safety

3Q 2009 Revenues

Growth Across All Business Segments

Installation Segment Continues to Drive Growth



Installation
75.4%
Manufacturing
15.3%
Distribution
9.3%

Revenue Increased 34% YoY in 3Q 2009



$71.78
$92.74
$119.29
$96.42
$141.92
$159.82
1Q 2008
2Q 2008
3Q 2008
1Q 2009
2Q 2009
3Q 2009

	3Q	3Q YoY	9 Month	9 Month YoY
Installation	$120.50	+38.7%	$303.55	+45.6%
Manufacturing	$24.52	+14.4%	$60.32	+20.8%
Distribution	$14.80	+34.4%	$34.28	+35.2%
CSST	**$159.82**	**+34.0%**	**$398.15**	**+40.3%**

(in millions of U.S. dollars)

3Q 2009 Revenue Split

Government Sector Gains Momentum

	2008	1Q 2009	2Q 2009	3Q 2009
Government	49%	46%	42%	55%
Corporate	51%	54%	58%	45%



49%
51%
46%
54%
42%
58%
55%
45%
Government
Corporate
2008
1Q 2009
2Q 2009
3Q 2009

3Q 2009 Organic/Acquired Revenues

CSST Gateway to China Safety

Strong Organic Growth


>90% Organic Revenue Contribution
450
400
350
300
250
200
150
100
50
0
$13.08
$106.21
89%
$7.05
$152.77
96%
$45.44
$238.37
84%
$31.09
$367.07
92%
3Q 2008
3Q 2009
9 Month 2008
9 Month 2009
(in millions of U.S. dollars)

Strong Execution of Integration Strategy; Maintain Sustainable and Healthy Growth.

CSST
Gateway to China Safety

3Q 2009 Gross Margins

Stabilizing Gross Margins

	FY2007	FY2008	1Q 2009	2Q 2009	3Q 2009
GM	28.9%	28.2%	26.0%	21.9%	22.1%


FY2007
FY2008
1Q 2009
2Q 2009
3Q 2009

GM by segment	3Q 2008	FY2008	1Q 2009	2Q 2009	3Q 2009
Installation	25.7%	27.3%	25.8%	21.5%	21.6%
Manufacturing	32.2%	32.8%	27.5%	27.8%	30.3%
Distribution	25.1%	26.1%	23.6%	15.4%	12.5%
CSST	**26.8%**	**28.2%**	**26.0%**	**21.9%**	**22.1%**

CSST Gateway to China Safety

3Q 2009 SG&A

Disciplined Cost Control

(in millions of U.S. dollars)

	3Q 2008	FY2008	1Q 2009	2Q 2009	3Q 2009
Selling and marketing	$3.38	$12.06	$2.71	$3.03	$3.10
General and admin.	$7.42	$28.45	$7.30	$8.15	$7.33
Non-cash employee compensation	$3.60	$13.84	$4.22	$4.36	$4.74
Total SG&A	$14.40	$54.35	$14.23	$15.54	$15.17
Total SG&A as % of revenue	**12.1%**	**12.7%**	**14.7%**	**10.9%**	**$9.5%**

Reduction For 2 Consecutive Quarters

CSST Gateway to China Safety

3Q 2009 Income From Ops & Tax

Expanding Operating Margins

	1Q 2009	2Q 2009	3Q 2009
Income from operations	$7.98	$12.57	$17.21
Operating margins	8.3%	8.9%	10.8%
Tax rate	9.1%	7.8%	-0.7%
GAAP net margins	2.1%	4.6%	13.8%

(in millions of U.S. dollars)

Expanded 190Bps

- Tax refund received in 3Q 2009.
- Net margin 3Q 2009 included a one-time non-cash gain from debt restructuring ($9.32M or $0.17 per share)

CSST
Gateway to China Safety

3Q 2009 Earnings

Considerable GAAP NI (140% YoY) and GAAP EPS (105% YoY)

(in millions of U.S. dollars, except for shares and per share amounts)

	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009
Net income	$9.15	$11.22	$2.00	$6.50	$22.00
Diluted EPS	$0.20	$0.23	$0.04	$0.13	$0.41
Outstanding shares (M)	46.15	48.80	49.36	50.02	53.49

Includes one-time gain of $9.32M


OS
GAAP NI
GAAP EPS
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009

3Q 2009 Non-Cash Items

Significant Reduction In Non-Cash Expenses

	3Q 2009	3Q 2008
GAAP net income	**$22.00**	**$9.15**
Non-cash expenses:		
Depreciation and amortization	$3.22	$2.51
Non-cash employee compensation	$4.74	$3.60
Redemption accretion on convertible notes	$3.90	$5.36
Non-cash income:		
Gain on modification of convertible notes	$9.32	--
Total non-cash items	**$2.54**	**$11.47**

	3Q 2009	3Q 2008
GAAP diluted EPS	**$0.41**	**$0.20**
Non-cash expenses:		
Depreciation and amortization	$0.06	$0.05
Non-cash employee compensation	$0.09	$0.08
Redemption accretion on convertible notes	$0.07	$0.12
Non-cash income:		
Gain on modification of convertible notes	$0.17	--
Total non-cash items	**$0.05**	**$0.25**
Share count	53.49M	46.15M

(in millions of U.S. dollars, except for share and per share amounts)

3Q 2009 Backlog

Healthy Backlog

(in millions of U.S. dollars)

4Q 2008	1Q 2009	2Q 2009	3Q 2009
$88.54	$86.87	$74.25	$73.26

- Backlog numbers do not include framework agreements and LOIs
- Significant number of contracts are signed and completed with the same quarter that are not included in the backlog
  - 2Q 2009, signed and completed = $92.09M
  - 3Q 2009, signed and completed = $83.72M
- 4Q is seasonally the strongest quarter

CSST Gateway to China Safety

Selected Balance Sheet Items

Stronger Capital Structure

	June 30, 2009	September 30, 2009
Total assets	$668.33	$694.77
Convertible notes payable - ST	--	$82.78
Other short-term debt	$45.20	$47.53
Convertible notes payable – LT	$154.29	$43.47
Other long-term debt	$6.38	$7.88
Total debt	$205.87	$181.66
Other liabilities	$138.70	$122.32
Total liabilities	$344.57	$303.98
Total equity	$323.76	$390.79
Debt ratio	**30.8%**	**26.1%**

(in millions of U.S. dollars)

Prior to Restructuring

CSST raised $110 million from the issuance of convertible notes in February and April 2007. Annual accretion of 15% gross yield. Redemption in 2012 if not converted. Accrued to $154 million as of June 30, 2009. Would have accrued to $230 million by 2012.

After Restructuring

Tranche A Convertible Notes, principal amount of $50 million, 0% coupon, 0% yield to maturity.

Tranche B Notes (non-convertible), principal amount of $84 million, 0% coupon interest, 0% yield to maturity.

One Time Non-Cash Gain of $9.32 million recognized for 3Q 2009.

Future Repayment

Redemption of $50 million Tranche A will be completed within 4Q.

Tranche B will be repaid in six consecutive semi-annual installments starting March 2010 (46%, 46%, 8%).

3Q 2009 Cash Position

Improved Cash Position

	June 30, 2009	September 30, 2009
Cash	$89.47	$100.98

On August 24, 2009, CSST entered into a registered direct offering with certain purchasers. 4.06 million shares of common stock issued with net proceeds amounted $23.91 million.

	2008		2009	
	3Q	9 months	3Q	9 months
Net cash from operating activities	-$41.61	-$30.55	-$1.81	$15.95

Continued improvements in operating cashflows

(in millions of U.S. dollars)

3Q 2009 Other Balance Sheet Items

Local Financing Facilities Support Working Capital Needs

	June 30, 2009	September 30, 2009
A/R	$179.15	$227.16
DSO	113 days	127 days
Inventory	$120.48	$95.51
Working Capital	$258.92	$217.20

(in millions of U.S. dollars)

- DSO increase due to revenue growth
- Existing financing facilities with local PRC banks sufficient to sustain collection cycles
- Proactive monitoring and control resulted in better inventory build-up
- Working capital sufficient to fuel market expansion and revenue growth

Recent Developments in 3Q 2009

Large Contract Wins and Horizontal Expansion

Continued to Sign Large Contracts

- E-City project wins
  - Nanjing New Town Science and Technology Park, RMB 944 million (approx. $138 million)
  - Haimen City, RMB 1 billion (approx. $146.2 million)

Continued Horizontal Integration with Expansion into Fire/Services

- Acquisition (LOI)
  - Shanghai Nanxiao Fire Protection Engineering Equipment Co., Ltd. ("Shanghai Nanxiao"), RMB 100 million (approx. $14.6 million)
  - One of the largest fire protection system installation and integration companies

CSST Recent Developments Of China Macro

Gateway to China Safety

- **Continued Improvement of Macro Environment**
  - Interest rates still low and liquidity improving
  - “Proactive fiscal policies” and “Moderately lenient monetary policies”
  - Strengthened steady upturn trend of the economy

- **Positive Signs of the Economy**
  - GDP increased by 7.7% YoY in the 9 months of 2009, showing an upward trend and momentum
  - CPI and PPI continue to increase MoM; YoY decrease narrowed
  - Accelerated growth rate of industrial production
  - Money supply grew rapidly with continued increase in domestic loans



15%
10%
5%
0%
-5%
-10%
2008年1月
2008年2月
2008年3月
2008年4月
2008年5月
2008年6月
2008年7月
2008年8月
2008年9月
2008年10月
2008年11月
2008年12月
2009年1月
2009年2月
2009年3月
2009年4月
2009年5月
2009年6月
CPI
PPI
Signs of improvements

Quarterly CPI & PPI Trend 2008-2009

Source: China National Bureau of Statistics

Updated Guidance

	FY 2009	FY 2010
Revenue	$600 - $630	$800 - $820
US GAAP EPS	$0.95 - $0.98	$1.15 - $1.20

(in millions of U.S. dollars, except for per share amounts)